                              GLOBAL EQUITY FUNDS

                                 ANNUAL REPORT

                         IAI Developing Countries Fund
                            IAI International Fund

                               JANUARY 31, 1996




                                   IAI LOGO

                                 MUTUAL FUNDS

                               [PHOTO OF GLOBE]

                               Table of Contents
                               -----------------
              IAI Developing Countries Fund, IAI International Fund

                                 Annual Report
                                January 31, 1996



Chairman's Letter....................... 2
Fund Manager's Reviews
 IAI Developing Countries Fund.......... 4
 IAI International Fund................. 7
Fund Portfolios
 IAI Developing Countries Fund..........10
 IAI International Fund.................12
Notes to Fund Portfolios................15
Statements of Assets and Liabilities....16
Statements of Operations................17
Statements of Changes in Net Assets.....18
Financial Highlights
 IAI Developing Countries Fund..........20
 IAI International Fund.................21
Notes to Financial Statements...........22
Independent Auditors' Report............27
Federal Tax Information.................28
IAI Mutual Fund Family..................30
Distributor, Adviser, Custodian,
Legal Counsel, Independent Auditors,
Directors................Inside Back Cover

                               Chairman's Letter
                               -----------------
              IAI Developing Countries Fund, IAI International Fund




A Great Time To Diversify

         [PHOTO]
      Noel P. Rahn,
        Chairman

The year ended January 31, 1996 was one of the best periods in my memory for U.S. stocks and bonds. The economy has been behaving just right; not too fast to bring back inflation, and not too slow to bring on a recession. In addition, American business is the most productive in the world. It's a perfect recipe for continued success in the markets.

But just as the investment world was gloomy in 1994, let's not assume that 1995's performance is the norm either. As we've seen so far in 1996, stocks and bonds can be volatile. That's particularly important to remember when prices are high. One of the most important investment principles is diversification--not putting all your eggs in one basket.

By investing in mutual funds, you have already taken a step toward diversification. A typical mutual fund invests in dozens of securities, a much more diversified portfolio than you can generally achieve on your own. But another way to diversify is to broaden your investment horizon into areas that haven't done quite as well. One example: international funds.

Developed and developing markets throughout the world have not matched the U.S. economy during the past year. As a result, their securities markets have lagged the United States. Since international markets largely move independently of the United States, an investment overseas is considered an excellent way to diversify a portfolio. This is particularly true when our markets are nearing or achieving all-time highs.

If investing internationally is not for you, then there are other ways to diversify your portfolio. If you've got mutual funds that invest in just one type of investment objective, then you might want to consider broadening your investment horizon. Of course, whether you focus on growth, income or a blend of the two depends on your time horizon. If you're investing for a retirement that's 30 years down the road, then you can afford to take more risk than if you need the income from those investments right away.

Regardless of the time frame, the U.S. markets will continue to be impacted by the performance of the economy, the outlook for inflation, and the level of interest rates. Over the next six months, the presidential primary season will also play a role. All of these events are truly unpredictable and uncontrollable by the average investor. That makes investing a continuing challenge, and another reason to stay diversified.

                               Chairman's Letter
                               -----------------
              IAI Developing Countries Fund, IAI International Fund

Economic Outlook

Larry Hill, IAI's Chief Fixed Income Officer, provides his economic outlook below, as published recently in the Adviser.

We believe that the bond market will continue to be volatile throughout 1996. The economy, which began 1996 on a weak note, will likely perk up as we move through the year. This perception of a stronger economy will cause fixed income investors to be conservative in their investment approach. True, the first quarter data may have been penalized by an unusually rough winter throughout the U.S. We also think that the government-generated economic data for the first quarter may be unreliable because of the federal government shutdowns that occurred in December and January. Nevertheless, the rest of the year is likely to appear strong in comparison.

We are also concerned that inflation, which has been running about 2.5% per year, could begin to creep up later this year. One uncertainty is the possibility that China will step up its demand for worldwide grain to feed 1.3 billion people who live in that country. That would put a severe strain on agriculture prices. As we have seen, any signs of inflation or faster economic growth creates volatility in the bond market.

Bonds offer two components of total return: coupon payments and changes in net asset value caused by interest rate movements. Unlike 1995, when bond investors earned most of their returns from rising net asset values, 1996 will likely be a year of single-digit returns, primarily from coupon yields. Returns in the 5-7% range are about average for bond returns during recent decades.

Please read the Fund Manager's Reviews, which follow this letter, for a detailed perspective on the Funds' performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,

/s/ Noel P. Rahn
----------------
Noel P. Rahn
Chairman

                             Fund Manager's Review
                             ---------------------
                         IAI Developing Countries Fund

IAI Developing Countries Fund

                                    [PHOTO]


                                Roy C. Gillson
                           IAI Developing Countries
                                 Fund Manager


                                  "Investors
                               are beginning to
                            rediscover developing
                               countries after a
                                two year lull."

Fund Objective

The IAI Developing Countries Fund is designed for aggressive investors seeking long-term capital appreciation from opportunities offered by investing in equity securities of companies within developing countries. Since the Fund invests in issues of international stocks in lesser developed countries, investors often use it as a diversification technique in conjunction with other IAI Mutual Funds which invest in less volatile markets.

Fund Positioning For the Past Year

Until the beginning of 1996, developing countries lagged their more mature counterparts around the world. As a result, the IAI Developing Countries Fund produced a total return of 8.53% for the period February 10, 1995 through January 31, 1996. In contrast, the Morgan Stanley EAFE Index, a measure of more mature markets, was up 16.48% for the period ended January 31, 1996, while the Standard & Poor's 500, which measures the U.S. stock market, was up 38.62%.

Reasons for investor caution overseas include the apparent pullback from capitalism in Russia, as well as the slowing growth of Far East Asian economies and the severe recession in Mexico following the devaluation of the peso.

We believe that the Mexican government has been successful in stabilizing the economy and the banking industry. By the fall of 1995, the Mexican economy began to expand modestly, driven by strong exports. The IAI Developing Countries Fund owns several Mexican companies including Telefonos de Mexico, a large telecommunications company. The Fund is modestly overweighted in Latin America as a whole, with holdings in Argentina, Brazil, Chile, Columbia and Peru. We are devoting significant research effort to these companies.

Despite the political chill in Russia, the economies in Eastern Europe grew in 1995 for the first time in three years. In Poland, we purchased the stock of a company called Elektrim, which was part of a consortium that was granted a cellular phone license for the country. China also continues to generate opportunities. Recently, the Fund purchased Guangdong Electric Power Development, China's largest electric utility, and Sinocan, the country's largest steel producer. Both stocks trade on the Hong Kong exchange.

Fund Positioning Going Forward

Investors are beginning to rediscover developing countries after a two year lull. The U.S. stock market has had a tremendous run, and prices are getting high in relation to earnings. Although developing markets are for aggressive investors who can tolerate risk, we believe that the current values are extremely attractive.


/s/ Roy C. Gillson

Roy C. Gillson
Fund Manager

                             Fund Manager's Review
                             ---------------------
                         IAI Developing Countries Fund


Portfolio Weighting:
IAI Developing Countries Fund vs. IFC Investable Index

                               1/31/96
                 ------------------------------------
                         IAI                           Country Returns
                 Developing Countries  IFC Investable    for the Year
                         Fund              Index        Ended 1/31/96
----------------------------------------------------------------------
Africa
South Africa               5%                19%             28%
Europe
Czech Republic             2                  1             (10%)
Greece                     4                  2              16%
Poland                     3                  1              34%
Portugal                   2                  1              (2%)
Turkey                     3                  3              21%
United Kingdom             2                --               23%
Far East
China                      4                  1              (8%)
India                      3                  2             (33%)
Indonesia                  7                  5              29%
Malaysia                   9                 19              21%
South Korea                7                  3              (5%)
Taiwan                     3                  3             (28%)
Thailand                   3                  5              14%
Latin America
Argentina                  2                  4              26%
Brazil                    10                 10              (1%)
Chile                      4                  7              (5%)
Colombia                   2                  1             (38%)
Mexico                     8                  9              19%
Peru                       3                  1              37%
Other Countries          --                   3             --
Cash                      14                --              --
=====================================================
Total                    100%               100%
=====================================================

Top Ten Stock Holdings


                                                                                          % of Net Assets   % of Net Assets
Issues                                          Country         Industry                      1/31/96           7/31/95
---------------------------------------------------------------------------------------------------------------------------
Perusahaan Otomobil Nasional                    Malaysia        Consumer Durables              3.06               2.99
Malaysian International Shipping, foreign       Malaysia        Transportation                 2.79               2.04
Tofas Turk Otomobil GDR                         Turkey          Consumer Durables              2.76               1.36
Taipei Fund                                     Taiwan          Country Fund                   2.69                --
Semen Cibinong, foreign                         Indonesia       Producer Manufacturing         2.64               1.94
Samsung Electronics Preferred                   South Korea     Electronic Technology          2.63               1.47
Bidvest                                         South Africa    Financial                      2.56               2.58
Elektrim                                        Poland          Producer Manufacturing         2.55               2.33
Guangdong Electric Power Development Class B    China           Utilities                      2.48                --
Texniki Et Boloy                                Greece          Producer Manufacturing         2.48               2.43
===========================================================================================================================
Total                                                                                         26.64%             17.14%

                             Fund Manager's Review
                             ---------------------
                         IAI Developing Countries Fund


Note to Chairman's Letter & Fund Manager's Review

Performance data for the IAI Developing Countries Fund includes changes in share value and assumes reinvestment of all dividends and capital gains. Past performance is not a guarantee of future results. The Fund's investment return and principal may fluctuate, so that when redeemed, shares may be worth more or less than the original cost. More complete information about the Fund, including charges and expenses, is available in the prospectus. Please read the Fund's prospectus carefully before investing. All indices cited are unmanaged, and are either trademarks, registered trademarks or copyrights of their respective sponsoring companies.

Top Five Countries
% of Net Assets

                       [PERFORMANCE GRAPH APPEARS HERE]

               As of 1/31/96   As of 7/31/95
Brazil             9.9%             10.4%
Malaysia           9.2%              7.8%
Mexico             8.0%             15.1%
South Korea        7.3%              6.8%
Indonesia          7.0%              8.7%

Value of $10,000 investment+

                       [PERFORMANCE GRAPH APPEARS HERE]

                                IAI
                        Developing Countries       IFC
                              Fund/1/           Investable
                        (Inception 2/10/95)       Index*
---------------------------------------------------------------
2/10/95                       $ 9,670              $ 9,871
3/31/95                       $ 9,900              $ 9,845
4/30/95                       $10,451              $10,258
5/31/95                       $10,560              $10,642
6/30/95                       $10,770              $10,706
1/31/96                       $10,853              $11,471

Total Return+
Through 1/31/96
                                 Since Inception
                                    2/10/95**
================================================
IAI Developing Countries Fund/1/       8.53%
 ................................................
IFC Investable Index                  14.71%*



+   Past performance is not predictive of future performance
*   Since 2/1/95
**  Not Annualized
/1/ Fees and expenses are currently being voluntarily waived to 2.00% of average daily net assets.

                             Fund Manager's Review
                             ---------------------
                            IAI International Fund



IAI International Fund

Fund Objective

The primary investment objective of the IAI International Fund is capital appreciation. A secondary objective is current income, principally from dividends. Typically, the Fund invests in stocks representative of the Morgan Stanley Europe Australia and Far East (EAFE) Index. However, the Fund also invests in other countries, including developing countries.

Fund Positioning For the Past Year

During the period, the EAFE Index was up 16.48% while IAI International Fund produced a total return of 20.15% for the year.

The IAI International Fund had two major strategies over the last year: an underweighting in Japan and an overweighting in emerging markets. During the period, we lowered our weighting in Japan from 27% of the portfolio to 23%. In contrast, the EAFE Index is 40% weighted in Japan which performed poorly in the last half of the year before recovering. Although the Japanese economy has improved somewhat, the country's banking system is still saddled with serious problems related to the deflation in real estate values. Our holdings in Japan include Canon, Hitachi and Nippon Telegraph & Telephone.

The second largest country weighting is the United Kingdom, which represents about 18% of the portfolio. Glaxo Wellcome, a major pharmaceutical company, has been one of the Fund's best performers, tracking the positive fortunes of its U.S. counterparts. Recent purchases include two French companies, Lyonnaise des Eaux-Dumez and Lafarge. Lyonnaise des Eaux-Dumez is a very successful water utility company. Lafarge is one of the three largest global cement companies with a very large market share in France. Both companies generate excess cash flow which is being invested in emerging markets where massive infrastructure construction is taking place.

The Asian stock markets came back to life in January of 1996. The Hong Kong market was up 14% during the month. Emerging markets in Indonesia and Thailand have risen almost as much. Although our emerging market exposure was not advantageous for most of 1995, it became an advantage late in the period. In December, we made a timely decision to increase our emerging market exposure from 5% to 7%.

Fund Positioning Going Forward

The U.S. economy is in the late stages of its economic cycle, whereas many international economies are just emerging from recession. Because these foreign markets tend to move independently of U.S. stocks, they present a powerful diversification opportunity for equity investors. Early indications are that 1996 is likely to be a better year for international investing than 1994 or 1995.


/s/ Roy C. Gillson
Roy C. Gillson
Fund Manager

                                    [PHOTO]
                                Roy C. Gillson
                               IAI International
                                 Fund Manager


                    "Because foreign markets tend to move
                 independently of U.S. stocks, they present a
          powerful diversification opportunity for equity investors."

                             Fund Manager's Review
                             ---------------------
                            IAI International Fund

Portfolio Weighting:
IAI International Fund vs. EAFE Index

                                                                  1/31/96
                                                ----------------------------------------    Country Returns
                                                        IAI                      EAFE         for the Year
                                                 International Fund             Index         Ended 1/31/96
===========================================================================================================
Africa
  South Africa                                              1%                      --%               28%
Europe
  Belgium                                                   5                        3                31%
  France                                                    8                        1                22%
  Germany                                                   6                        7                24%
  Ireland                                                   1                       --                23%
  Netherlands                                               3                        4                28%
  Spain                                                     8                        2                33%
  Turkey                                                    1                       --                21%
  United Kingdom                                           18                       16                23%
Far East
  Australia                                                 2                        4                23%
  Israel                                                    1                       --                18%
  Hong Kong                                                 3                        4                56%
  Indonesia                                                 1                       --                29%
  Japan                                                    23                       40                 6%
  Malaysia                                                  3                        2                21%
  New Zealand                                               2                        1                20%
  Singapore                                                 3                        1                22%
  South Korea                                               1                       --                (5%)
  Thailand                                                  1                       --                14%
Latin America
  Argentina                                                 1                       --                26%
  Brazil                                                    1                       --                (1%)
  Chile                                                     1                       --                (5%)
  Mexico                                                    2                       --                19%
Other Countries                                            --                       15                --
Cash                                                        4                       --                --
==========================================================================================
Total                                                     100%                     100%
==========================================================================================

                           Top Ten Stock Holdings
                                                                                                % of Net Assets
                                                                                             ----------------------
Issues                                       Country          Industry                         1/31/96    1/31/95
-------------------------------------------------------------------------------------------------------------------
Nippon Yusen Kabushiki Kaish                 Japan            Transportation                      3.32       2.60
Nippon Telegraph & Telephone                 Japan            Utilities                           3.29         --
Hitachi                                      Japan            Producer Manufacturing              3.26       2.82
Bayer                                        Germany          Process Industries                  3.23       2.77
Koninklijke PTT Nederland                    Netherlands      Commercial Services                 3.22       3.96
Glaxo Wellcome                               United Kingdom   Health Technology                   3.17       2.72
Telefonica de Espana                         Spain            Utilities                           3.06       2.86
Canon                                        Japan            Producer Manufacturing              3.03       3.06
Malaysian International Shipping, foreign    Malaysia         Transportation                      3.02       2.09
Jardine Strategic                            Singapore        Financial                           3.01       2.78
===================================================================================================================
Total                                                                                            31.61%     25.66%

                             Fund Manager's Review
                             ---------------------
                            IAI International Fund

Top Five Countries
% of Net Assets

               [PERFORMANCE GRAPH APPEARS HERE] [PLOT POINTS TK]

                            As of 1/31/96  As of 1/31/95
JAPAN                           23.5%          26.8%
UNITED KINGDOM                  17.9%          15.3%
FRANCE                           8.7%           8.4%
SPAIN                            8.2%           7.5%
GERMANY                          6.2%           5.0%


Value of $10,000 investment+
                       [PERFORMANCE GRAPH APPEARS HERE]

           IAI INTERNATIONAL FUND    EAFE INDEX*
           (Inception 4/23/87)
4/23/87          $10,030               $10,000
1/31/88          $ 9,040               $ 9,323
1/31/89          $11,418               $11,985
1/31/90          $12,723               $12,565
1/31/91          $11,547               $10,348
1/31/92          $13,312               $11,036
1/31/93          $12,540               $ 9,939
1/31/94          $18,111               $14,331
1/31/95          $16,247               $13,731
1/31/96          $19,517               $15,994

Note to Chairman's letter & Fund Manager's Reviews

Performance data for the IAI International Fund includes changes in share value and assumes reinvestment of all dividends and capital gains. Past performance is not a guarantee of future results. The Fund's investment return and principal may fluctuate, so that when redeemed, shares may be worth more or less than the original cost. More complete information about the Fund, including charges and expenses, is available in the prospectus. Please read the Fund's prospectus carefully before investing. All indices cited are unmanaged, and are either trademarks, registered trademarks or copyrights of their respective sponsoring companies.

Average Annual Returns+
Through 1/31/96

                                                        Since Inception
                             1 Year           5 Years      4/23/87
=======================================================================
 IAI International Fund      20.15%            11.07%       7.92%
 .......................................................................
 EAFE Index                  16.48%             9.10%       5.51%*

+    Past performance is not predictive of future performance
*    Since 5/1/87

                                 Fund Portfolio
                                 --------------
                          IAI Developing Countries Fund

                                January 31, 1996
          (percentage figures indicate percentage of total net assets)



Common Stocks -- 74.1%


                                                     Market
                                         Quantity   Value (a)
------------------------------------------------------------
Argentina -- 1.7%
Transportadora de Gas del Sur ADR
 (Energy Minerals)                         10,000   $126,250
------------------------------------------------------------
Brazil -- 4.0%
Telecomunicacoes Brasileiras ADR
 (Utilities)                                2,280    127,110
Usiminas Siderurgicas de Minas Gerais
 ADR (Non-Energy Minerals)                  1,500     16,590
Usiminas Siderurgicas de Minas Gerais
 ADR (Non-Energy Minerals) (c)             13,750    152,075
                                                    --------
                                                     295,775
------------------------------------------------------------
Chile -- 3.8%
Enersis ADR (Utilities)                     5,300    145,750
Maderas Y Sinteticos ADR
 (Process Industries)                       6,650    132,169
                                                    --------
                                                     277,919
------------------------------------------------------------
China -- 3.9%
Guangdong Electric Power
 Development Class B
 (Utilities) (b)                          309,980    182,812
Sinocan (Process Industries)              286,000    106,343
                                                    --------
                                                     289,155
------------------------------------------------------------
Czech Republic -- 1.5%
Skoda Koncern Plzen
 (Consumer Durables) (b)                    5,005    113,992
------------------------------------------------------------
Greece -- 4.2%
Delta Informatics
 (Technology Services)                     14,500    130,447
Texniki Et Boloy
 (Producer Manufacturing)                  13,250    182,308
                                                    --------
                                                     312,755
------------------------------------------------------------
India -- 3.1%
Grasim Industries GDR
 (Consumer Durables)                        6,650    115,377
Indian Petrochemicals GDR
 (Energy Minerals)                          9,400    111,672
                                                    --------
                                                     227,049
------------------------------------------------------------
Indonesia -- 7.0%
Bank Bali, foreign (Financial)             50,000   $126,554
Bank International Indonesia,
 foreign (Financial)                       32,000    122,888
Inti Indorayon Utama,
 foreign (Process Industries)              70,000     67,968
Semen Cibinong, foreign
 (Producer Manufacturing)                  62,000    194,130
                                                    --------
                                                     511,540
------------------------------------------------------------
Malaysia -- 9.2%
Kelang Container Terminal
 (Transportation)                          56,000    134,520
Land & General (Process Industries)        55,000    113,858
Malaysian International Shipping,
 foreign (Transportation)                  66,000    204,944
Perusahaan Otomobil Nasional
 (Consumer Durables)                       60,000    224,982
                                                    --------
                                                     678,304
------------------------------------------------------------
Mexico -- 8.0%
DESC Series B (Financial) (b)              28,000    109,286
Fomento Economico Mexicano
 Class B (Commercial Services)             41,000    116,433
Grupo Carso ADR (Financial) (b) (c)        10,300    141,007
Grupo Financiero Bancomer
 Class B (Financial) (b)                  300,000    125,168
Telefonos de Mexico ADR
 (Utilities)                                2,850     96,544
                                                    --------
                                                     588,438
------------------------------------------------------------
Peru -- 2.9%
Credicorp (Financial) (b)                   5,669    104,309
Telefonica del Peru Class A
 (Utilities)                               48,500    106,222
                                                    --------
                                                     210,531
------------------------------------------------------------
Poland -- 2.6%
Elektrim (Producer Manufacturing)          35,500    187,941
------------------------------------------------------------

              See accompanying Notes to Fund Portfolios on page 15

                                 Fund Portfolio
                                 --------------
                          IAI Developing Countries Fund

                                January 31, 1996


Common Stocks (cont.)

                                                   Market
                                       Quantity   Value (a)
-----------------------------------------------------------
Portugal -- 2.2%
Portucel Industrial Empresa
 (Process Industries) (b)                 25,200  $161,611
-----------------------------------------------------------
South Africa -- 5.0%
Bidvest (Financial)                       23,300   188,326
South African Iron & Steel
 Industrial (Non-Energy Minerals)        204,750   180,078
                                                  --------
                                                   368,404
----------------------------------------------------------
South Korea -- 4.7%
Korea Electric Power (Utilities)           1,400    60,279
Pohang Iron & Steel
 (Non-Energy Minerals)                     1,720   133,702
Samsung Electronics
 (Electronic Technology) (b)                  34     6,085
Shinhan Bank (Financial)                   6,335   143,182
                                                  --------
                                                   343,248
----------------------------------------------------------
Taiwan -- 2.7%
Taipei Fund (Country Fund) (b)             3,000   198,001
-----------------------------------------------------------
Thailand -- 3.1%
Charoen Pokphand Feedmill,
 foreign (Process Industries)             20,300   110,553
Srithai Superware
 (Consumer Durables)                       1,400     9,669
Srithai Superware, foreign
 (Consumer Durables)                      15,300   105,663
                                                  --------
                                                   225,885
----------------------------------------------------------
Turkey -- 2.8%
Tofas Turk Otomobil GDR
 (Consumer Durables) (b)                 362,000   202,721
----------------------------------------------------------
United Kingdom -- 1.7%
Five Arrows Chile Investment
 Trust (Financial)                        21,500    63,641
Ocean Wilsons (Financial)                 44,000    63,160
                                                  --------
                                                   126,801
==========================================================
Total Investments in Common Stocks
(Cost: $5,261,668)............................  $5,446,320
==========================================================

Non-Convertible Preferred Stocks -- 10.3%

                                                   Market
                                       Quantity   Value (a)
-----------------------------------------------------------
Brazil -- 5.9%
Banco Nacional (Financial) (d)        5,300,000  $      --
Centrais Electric Sta Cat
 Class B (Utilities) (b)                240,000    137,410
CIA Tecidos Norte de Mina
 (Process Industries) (b)               350,000    152,081
Multibras (Consumer Durables)           141,000    142,716
                                                  --------
                                                   432,207
----------------------------------------------------------
Colombia -- 1.8%
Banco Ganadero ADR (Financial)          8,800      132,001
----------------------------------------------------------
South Korea -- 2.6%
Samsung Electronics
 (Electronic Technology) (b)            1,720      193,631
==========================================================
Total Investments in Non-convertible
Preferred Stocks
(Cost: $779,262)................................$  757,839
==========================================================
Total Investments in Long-Term
Securities
(Cost: $6,040,930)..............................$6,204,159
==========================================================

Short-Term Securities -- 13.4%

                                      Principal      Market
              Rate         Maturity    Amount       Value (a)
-------------------------------------------------------------
U.S. Government Obligations -- 13.4%
U.S. Treasury Bill
               5.06%       04/25/96   $1,000,000   $988,589
===========================================================
Total Investments in Short-Term
Securities
(Cost: $988,485)...................................$988,589
===========================================================
Total Investments in Securities
(Cost: $7,029,415) (e)...........................$7,192,748
===========================================================
Other Assets and Liabilities (Net) -- 2.2%
 .................................................$  164,261
===========================================================
Total Net Assets.................................$7,357,009
===========================================================

              See accompanying Notes to Fund Portfolios on page 15

                                 Fund Portfolio
                                 --------------
                             IAI International Fund

                                January 31, 1996
          (percentage figures indicate percentage of total net assets)

Common Stocks -- 96.0%


                                                Market
                                  Quantity     Value (a)
---------------------------------------------------------
Argentina -- 0.7%
Transportadora de Gas del Sur
ADR (Energy Minerals)............     80,000  $ 1,010,000
---------------------------------------------------------
Australia -- 1.8%
M.I.M. Holdings
(Energy Minerals)................  2,267,600    2,803,588
---------------------------------------------------------
Belgium -- 5.1%
Compagnie Maritime Belge
(Transportation).................     17,000    1,355,998
Societe Generale de Belgique
(Financial)......................      9,000    3,354,037
Solvay Et Cie
(Process Industries).............      5,410    3,006,538
                                              -----------
                                                7,716,573
---------------------------------------------------------
Brazil -- 0.7%
Usiminas Siderurgicas de
Minas Gerais ADR
(Non-Energy Minerals)............     90,000      995,400
---------------------------------------------------------
Chile -- 0.7%
Enersis ADR (Utilities)..........     40,000    1,100,000
---------------------------------------------------------
France -- 8.7%
Eridania Beghin-Say
(Process Industries).............     22,300    3,898,723
Lafarge
(Producer Manufacturing).........     46,000    3,106,112
Lyonnaise des Eaux-Dumez
(Utilities) (b)..................     20,000    1,873,605
Rhone Poulenc Class A
(Process Industries).............    185,100    4,312,404
                                              -----------
                                               13,190,844
---------------------------------------------------------
Germany -- 6.2%
Bayer (Process Industries).......     16,400    4,891,673
RWE (Utilities)..................     11,380    4,466,644
                                              -----------
                                                9,358,317
---------------------------------------------------------
Hong Kong -- 2.9%
Hong Kong Telecommunications
(Utilities)......................  2,308,000    4,387,946
---------------------------------------------------------
Indonesia -- 0.8%
Bank Bali, foreign
(Financial)......................    450,000    1,138,991
---------------------------------------------------------
Ireland -- 1.0%
Irish Life (Financial)...........    375,000    1,518,555
---------------------------------------------------------
Israel -- 1.3%
Israel Fund ADR (Financial)......  2,100,000    1,533,000
Israel Fund Warrants
(Financial) (b)..................    560,000      100,800
NUR Advanced
Technologies ADR
(Producer Manufacturing) (b).....     80,000      370,000
                                              -----------
                                                2,003,800
---------------------------------------------------------
Japan -- 23.5%
Canon (Producer Manufacturing)...    243,000    4,591,123
Hitachi (Producer Manufacturing).    490,000    4,949,726
Kamigumi (Transportation)........    395,000    3,842,304
KAO (Process Industries).........    330,000    4,166,861
Mitsubishi Heavy Industries
(Producer Manufacturing).........    515,000    4,089,557
Nippon Telegraph & Telephone
(Utilities)......................        659    4,995,688
Nippon Yusen Kabushiki Kaish
(Transportation).................    900,000    5,042,324
Toray Industries
(Process Industries).............    610,000    3,971,006
                                              -----------
                                               35,648,589
---------------------------------------------------------
Malaysia -- 3.0%
Malaysian International
Shipping, foreign
(Transportation).................  1,473,333    4,575,034
---------------------------------------------------------


             See accompanying Notes to Fund Portfolios on page 15

                                 Fund Portfolio
                                 --------------
                             IAI International Fund

                                January 31, 1996


Common Stock (Cont.)

                                                     Market
                                       Quantity     Value (a)
--------------------------------------------------------------
Mexico -- 1.7%
Grupo Financiero Bancomer
 Class B (Financial) (b)               3,000,000  $  1,251,681
Telefonos de Mexico ADR
 (Utilities)                              37,100     1,256,763
                                                  ------------
                                                     2,508,444
--------------------------------------------------------------
Netherlands -- 3.2%
Koninklijke PTT Nederland
 (Commercial Services)                   126,960     4,877,507
--------------------------------------------------------------
New Zealand -- 2.7%
Carter Holt Harvey
 (Non-Energy Minerals)                 1,951,550     4,161,600
--------------------------------------------------------------
Singapore -- 3.0%
Jardine Strategic (Financial)          1,341,000     4,559,400
--------------------------------------------------------------
South Africa -- 0.8%
Bidvest (Financial)                      150,000     1,212,395
--------------------------------------------------------------
South Korea -- 0.4%
Samsung Electronics
 (Electronic Technology) (b)               3,487       623,908
--------------------------------------------------------------
Spain -- 8.2%
Banco Popular Espanol (Financial)         20,300     3,635,411
Iberdrola (Utilities)                    440,000     4,124,123
Telefonica de Espana
 (Utilities)                             316,000     4,638,163
                                                  ------------
                                                    12,397,697
--------------------------------------------------------------
Taiwan -- 0.4%
Taipei Fund (Country Fund) (b)            10,000       660,000
--------------------------------------------------------------
Thailand -- 0.7%
Charoen Pokphand Feedmill,
 foreign (Process Industries)            194,700     1,060,321
--------------------------------------------------------------

                                                    Market
                                       Quantity    Value (a)
--------------------------------------------------------------
Turkey -- 0.6%
Tofas Turk Otomobil GDR
 (Consumer Durables) (b)               1,700,000  $    952,000
--------------------------------------------------------------
United Kingdom -- 17.9%
BICC (Producer Manufacturing)            471,100     2,057,195
Booker (Process Industries)              329,800     1,883,680
British Steel
 (Non-Energy Minerals)                   650,000     1,686,843
Glaxo Wellcome
 (Health Technology)                     330,800     4,805,951
Hanson (Financial)                     1,071,737     3,283,323
Ocean Group (Transportation)             687,000     4,038,042
Paterson Zochonis Class A
 (Consumer Non-Durable)                   75,770       441,926
Peninsular & Oriental Steam
 Navigation (Transportation)             159,669     1,323,178
Rolls-Royce
 (Electronic Technology)               1,396,296     4,303,999
Tomkins
 (Producer Manufacturing)                800,000     3,336,289
                                                  ------------
                                                    27,160,426
==============================================================
Total Investments in Common Stocks
(Cost: $132,444,025)..............................$145,621,335
==============================================================



              See accompanying Notes to Fund Portfolios on page 15

                                 Fund Portfolio
                                 --------------
                             IAI International Fund

                                January 31, 1996


Non-convertible Preferred
Stock -- 0.6%

                                               Market
                               Quantity      Value (a)
------------------------------------------------------
South Korea -- 0.6%
Samsung Electronics
 (Electronic Technology) (b)      7,500   $    844,317
======================================================
Total Investments in Non-convertible
Preferred Stock
(Cost: $614,991)..........................$    844,317
======================================================
Total Investments in Long-Term
Securities
(Cost: $133,059,016)......................$146,465,652
======================================================


Short-Term Securities -- 3.9%

                                Principal     Market
             Rate   Maturity     Amount      Value (a)
------------------------------------------------------
U.S. Government Obligations -- 3.9%
U.S. Treasury Bills
             5.09%  04/04/96   $4,000,000   $3,965,352
             5.06   04/25/96    2,000,000    1,977,180
                                            ----------
                                             5,942,532
======================================================
Total Investments in Short-Term Securities
(Cost: $5,942,180)........................$  5,942,532
======================================================
Total Investments in Securities
(Cost: $139,001,196) (e)..................$152,408,184
======================================================
Other Assets and Liabilities (net) -- (0.5%)
 ..........................................$   (744,924)
======================================================
Total Net Assets
 ..........................................$151,663,260
======================================================

              See accompanying Notes to Fund Portfolios on page 15

                           Notes to Fund Portfolios
                           ------------------------
              IAI Developing Countries Fund, IAI International Fund

                                January 31, 1996



                                      (a)
Market values of securities are stated in U.S. dollars and are determined as described in Note 1 to the financial statements, under "Security Valuation."

                                      (b)
Currently non-income producing security.

                                      (c)
Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933. This issue may be only sold to other qualified institutional buyers and is considered liquid under guidelines established by the Board of Directors.



                                      (d)
This security has been deemed illiquid under guidelines approved by the Board of Directors.

                                      (e)
At January 31, 1996, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

----------------------------------------------------------------------------------------
                                  IAI Developing Countries Fund   IAI International Fund
----------------------------------------------------------------------------------------
 Cost for federal tax purposes              $7,031,767                 $139,001,960
                                  ------------------------------------------------------
 Gross unrealized appreciation              $  610,257                 $ 19,484,154
 Gross unrealized depreciation                (449,276)                  (6,077,930)
                                  ------------------------------------------------------
 Net unrealized appreciation                $  160,981                 $ 13,406,224
                                  ======================================================

                      Statements of Assets and Liabilities
                      ------------------------------------
              IAI Developing Countries Fund, IAI International Fund

                                January 31, 1996

                                                                    IAI Developing                 IAI International
                                                                    Countries Fund                        Fund
--------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at market
 (Cost: $7,029,415 and $139,001,196) (see Fund Portfolios)             $7,192,748                     $152,408,184
Cash in bank on demand deposit                                            150,688                          829,684
Dividends receivable                                                        4,580                          316,172
Unrealized appreciation on foreign currency contracts held,
 at value (Note 6)                                                             --                          288,108
Organization costs (Note 1)                                                19,525                               --
Other                                                                       2,915                           11,079
                                                                       -------------------------------------------
 Total assets                                                           7,370,456                      153,853,227
                                                                       -------------------------------------------
Liabilities
Payable for investment securities purchased                                    --                        1,970,268
Unrealized depreciation on foreign currency contracts held,
 at value (Note 6)                                                             --                            4,321
Accrued investment advisory fees                                            4,697                          121,282
Accrued distribution fees                                                      --                           32,694
Accrued dividend-disbursing, administrative,
 and accounting fees                                                        7,517                           38,310
Other accrued expenses                                                      1,233                           23,092
                                                                       -------------------------------------------
 Total liabilities                                                         13,447                        2,189,967
                                                                       -------------------------------------------
     Net assets applicable to outstanding capital stock                $7,357,009                     $151,663,260
                                                                       ===========================================
Represented By:
Capital stock                                                          $    6,968                     $    114,588
Additional paid-in capital                                              7,131,959                      136,729,313
Undistributed net investment income                                         5,539                               --
Accumulated net realized gains on investments                              49,240                        1,108,639
Unrealized appreciation or depreciation on:
  Investment securities                                         $  163,333                  $ 13,406,988
  Other assets and liabilities                                  ----------                  ------------
    denominated in foreign currency                                    (30)                      303,732
                                                                          163,303                       13,710,720
                                                                       -------------------------------------------
  Total -- representing net assets applicable
   to outstanding capital stock                                        $7,357,009                     $151,663,260
                                                                       ===========================================
  Shares of capital stock outstanding; authorized
   10 billion shares each of $.01 par value stock                         696,842                       11,458,824
                                                                       -------------------------------------------
  Net asset value per share of outstanding capital stock               $    10.56                     $      13.24
                                                                       ===========================================

           See accompanying Notes to Financial Statements on page 22

                            Statements of Operations
                            ------------------------
              IAI Developing Countries Fund, IAI International Fund


                                                                IAI Developing           IAI International
                                                                Countries Fund                 Fund
                                                         Period from February 10, 1995*     Year ended
                                                              to January 31, 1996        January 31, 1996
----------------------------------------------------------------------------------------------------------
Net Investment Income
  Income
    Dividends (net of foreign income taxes withheld
       of $6,522 and $530,611)                                     $ 46,626                $ 3,723,029
    Interest (net of foreign income taxes withheld of
       $0 and $1,670)                                                26,371                    252,372
                                                                   -----------------------------------
      Total income                                                   72,997                  3,975,401
                                                                   -----------------------------------
  Expenses
    Investment advisory fees                                         44,712                  1,368,001
    Distribution fees                                                 8,943                    358,236
    Dividend-disbursing, administrative, and accounting fees         10,731                    429,883
    Custodian fees                                                   25,686                    103,835
    Amortization of organization costs                                4,650                         --
    Compensation of Directors                                         8,001                      5,625
    Audit fees                                                           --                     22,766
    Printing and shareholder reporting                               10,725                     56,165
    Registration fees                                                 7,593                      9,150
    Other expenses                                                    1,200                     24,991
                                                                   -----------------------------------
      Total expenses                                                122,241                  2,378,652
      Less fees reimbursed by Advisers or Distributor               (45,293)                        --
                                                                   -----------------------------------
      Net expense before expenses paid indirectly                    76,948                  2,378,652
                                                                   -----------------------------------
      Less expenses paid indirectly (Note 3)                         (5,460)                    (4,035)
                                                                   -----------------------------------
      Net expenses                                                   71,488                  2,374,617
                                                                   -----------------------------------
      Net investment income                                           1,509                  1,600,784
                                                                   -----------------------------------

Net Realized and Unrealized Gains (Losses)
  Net realized gains (losses) on:
    Investment securities                                  $173,230              $ 5,961,691
    Foreign currency transactions                              (620)               2,313,151
                                                           --------              -----------
                                                                    172,610                  8,274,842
Net change in unrealized appreciation or depreciation on:
    Investment securities                                   163,333               16,505,634
    Other assets and liabilities denominated in
       foreign currency                                         (30)                 150,633
                                                           --------              -----------
                                                                    163,303                 16,656,267
                                                                   -----------------------------------
       Net gain on investments                                      335,913                 24,931,109
                                                                   -----------------------------------
       Net increase in net assets resulting
         from operations                                           $337,422                $26,531,893
                                                                   ===================================

* Commencement of operations

           See accompanying Notes to Financial Statements on page 22

                      Statements of Changes in Net Assets
                      -----------------------------------
              IAI Developing Countries Fund, IAI International Fund



-------------------------------------------------------------------------------------------------------
Operations
  Net investment income
  Net realized gains
  Net change in unrealized appreciation or depreciation
                                                                    -----------------------------------
    Net increase (decrease) in net assets resulting from operations
                                                                    -----------------------------------


Distributions to Shareholders From:
  Net investment income
  Net realized gains
                                                                    -----------------------------------
    Total distributions
                                                                    -----------------------------------

Capital Share Transactions (Note 4)
  Net proceeds from sale of shares
  Net asset value of shares issued to shareholders in
    reinvestment of distributions
  Cost of shares redeemed
                                                                    -----------------------------------
    Increase in net assets from capital share transactions
                                                                    -----------------------------------
    Total increase in net assets

Net assets at beginning of period
                                                                    -----------------------------------

                                                                    ===================================
  (including undistributed net investment income of $5,539
    for Developing Countries Fund, $0 and $53,632
    for International Fund)

* Commencement of operations


                                 IAI Developing                            IAI International
                                 Countries Fund                                   Fund
                         Period from February 10, 1995*        Year ended         Period from April 1, 1994
                              to January 31, 1996           January 31, 1996         to January 31, 1995
-----------------------------------------------------------------------------------------------------------
                                $     1,509                    $1,600,784                $  1,330,889
                                    172,610                     8,274,842                   5,048,018
                                    163,303                    16,656,267                 (13,501,663)
-----------------------------------------------------------------------------------------------------------
                                    337,422                    26,531,893                  (7,122,756)
-----------------------------------------------------------------------------------------------------------



                                         --                    (1,654,416)                         --
                                   (123,990)                  (10,800,484)                 (9,634,926)
-----------------------------------------------------------------------------------------------------------
                                   (123,990)                  (12,454,900)                 (9,634,926)
-----------------------------------------------------------------------------------------------------------


                                 10,822,797                   122,833,831                 102,091,160

                                    123,486                    12,226,866                   9,532,735
                                 (3,802,706)                 (133,948,117)                (93,188,329)
-----------------------------------------------------------------------------------------------------------
                                  7,143,577                     1,112,580                  18,435,566
-----------------------------------------------------------------------------------------------------------
                                  7,357,009                    15,189,573                   1,677,884

                                         --                   136,473,687                 134,795,803
-----------------------------------------------------------------------------------------------------------
                                 $7,357,009                  $151,663,260                $136,473,687
===========================================================================================================

           See accompanying Notes to Financial Statements on page 22

                              Financial Highlights
                              --------------------
                          IAI Developing Countries Fund

 Per share data for a share of capital stock outstanding throughout each period and selected information for each period indicated are as follows:



                                                       Period from
                                                  February 10, 1995 ****
                                                   to January 31, 1996
-------------------------------------------------------------------------------

Net Asset Value
 Beginning of period                                      $10.00
                                              -------------------------------
Operations
 Net investment income                                        --
 Net realized and unrealized gains (losses)                  .83
                                              -------------------------------
   Total from operations                                     .83
                                              -------------------------------

Distributions to Shareholders From:
 Net realized gains                                         (.27)
                                              -------------------------------
   Total distributions                                      (.27)
                                              -------------------------------

Net Asset Value
 End of period                                            $10.56
                                              ===============================

Total investment return*                                    8.53%
Net assets at end of period (000's omitted)               $7,357
Ratios
 Expenses to average daily net assets***                    2.15%**
 Expenses to average daily net assets
   (net of expenses paid indirectly)                        2.00%**
 Net investment income to average daily net assets***        .04%**
 Portfolio turnover rate (excluding short-term securities)  41.9%


* Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value.
**   Annualized
*** The Fund's adviser voluntarily waived $45,293 in expenses for the period ended January 31, 1996. If the Fund had been charged these expenses, the ratio of expenses to average daily net assets would have been 3.42% and the ratio of net investment income to average daily net assets would have been (1.23%). The ratio of expenses to average daily net assets includes expenses paid indirectly by the Fund.
**** Commencement of operations

                              Financial Highlights
                              --------------------
                             IAI International Fund

 Per share data for a share of capital stock outstanding throughout each period and selected information for each period indicated are as follows:


                                          Year ended        Period from            Years Ended March 31,
                                          January 31,    April 1, 1994 to   ---------------------------------
                                             1996        January 31, 1995+    1994         1993        1992
-------------------------------------------------------------------------------------------------------------
Net Asset Value
  Beginning of period                       $  12.06          $  13.45      $  11.22     $ 11.02      $ 10.75
                                      -----------------------------------------------------------------------
Operations
  Net investment income                          .19               .11           .06         .06          .15
  Net realized and unrealized
    gains (losses)                              2.17              (.62)         2.56         .60          .67
                                      -----------------------------------------------------------------------
    Total from operations                       2.36              (.51)         2.62         .66          .82
                                      -----------------------------------------------------------------------

Distributions to Shareholders From:
  Net investment income                         (.16)               --          (.34)       (.04)        (.22)
  Net realized gains                           (1.02)             (.88)         (.05)       (.42)        (.33)
                                      -----------------------------------------------------------------------
    Total distributions                        (1.18)             (.88)         (.39)       (.46)        (.55)
                                      -----------------------------------------------------------------------

Net Asset Value
  End of period                             $  13.24          $  12.06      $  13.45     $ 11.22      $ 11.02
                                      =======================================================================

Total investment return*                       20.15%            (4.14%)       23.85%       6.18%        8.10%

Net assets at end of period
  (000's omitted)                           $151,663          $136,474      $134,796     $59,248      $36,239
Ratios
  Expenses to average net assets***             1.66%             1.72%**       1.74%       1.91%        2.00%
  Expenses to average net assets
    (net of expenses paid indirectly)           1.66%              n/a           n/a         n/a          n/a
  Net investment income to
    average net assets                          1.12%             1.04%**        .87%       1.42%        1.39%
  Portfolio turnover rate
    (excluding short-term securities)           39.2%             27.6%         50.9%       28.6%        35.1%

* Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value.
** Annualized
***Beginning in fiscal 1996, the ratio of expenses to average net assets includes expenses paid indirectly by the Fund.
+  Reflects fiscal year end change from March 31 to January 31.

                         Notes to Financial Statements
                         -----------------------------
             IAI Developing Countries Fund, IAI International Fund

                               January 31, 1996



[1]   Summary of Significant Accounting Policies

IAI Investment Funds III, Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IAI Developing Countries Fund and IAI International Fund are separate portfolios of IAI Investment Funds III, Inc. The Developing Countries Fund commenced operations on February 10, 1995. The funds have a primary objective of capital appreciation mainly through investment in equity securities of developed and emerging countries.

On November 9, 1994, the Board of Directors elected to change the fiscal year end of the IAI International Fund from March 31 to January 31. Accordingly, these financial statements include the ten-month period from April 1, 1994 to January 31, 1995.

Significant accounting policies followed by the Funds are summarized below:

Security Valuation

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price at the close of each business day. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, the last reported bid price is used. Investments denominated in foreign currencies are adjusted daily to reflect changes in exchange rates. Securities, including debt securities and restricted securities, for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith using consistently applied procedures under the general supervision of the Board of Directors.

Short-term securities with maturities of 60 days or less from the date of acquisition are valued at amortized cost. Short-term securities with maturities greater than 60 days from the date of acquisition are marked-to-market on a daily basis.

Foreign Currency Translations and Forward Foreign Currency Contracts

The Funds invest in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. The Funds do not isolate that portion of the result of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds may enter into forward foreign currency exchange contracts for operational purposes and to hedge against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

                         Notes to Financial Statements
                         -----------------------------
             IAI Developing Countries Fund, IAI International Fund

                               January 31, 1996


[1]   Summary of Significant Accounting Policies (cont.)

Federal Taxes

Since it is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Funds are required to distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions, passive foreign investments companies (PFICs), and losses deferred due to "wash sales." The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation. The Funds accrue such taxes as applicable.

On the statement of assets and liabilities for the Developing Countries Fund, as a result of permanent book-to-tax differences, undistributed net investment income and accumulated net realized gains have been increased by $4,030 and $620, respectively, resulting in reductions to additional paid-in capital of $4,650.

Security Transactions and Investment Income

The Funds record security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are paid semi-annually. Capital gains, if any, are primarily distributed as of the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

Concentration of Risk

Investments in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Funds' investments and the income it generates, as well as the Funds' ability to repatriate such amounts.

                         Notes to Financial Statements
                         -----------------------------
             IAI Developing Countries Fund, IAI International Fund

                               January 31, 1996


[1]   Summary of Significant Accounting Policies (cont.)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

Organization Costs

Organization costs are being amortized over 60 months on a straight-line basis.

[2]   Commitments and Contingencies

For purposes of obtaining certain types of insurance coverage for the Funds and its officers and directors, the Funds are policyholders in an industry-sponsored mutual insurance company (the Company). In connection with its obligations as policyholders, the Funds have made payments to the Company which have been capitalized. Also, the Funds are committed to make future capital contributions, if requested by the Company.

The Developing Countries Fund and the International Fund have available lines of credit of $1,000,000 and $15,000,000, respectively, with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the lines of credit. There were no borrowings outstanding at January 31, 1996.

[3]   Fees and Expenses

Under the terms of an investment advisory agreement, each Fund pays Investment Advisers, Inc. (Advisers) a monthly management fee which for Developing Countries Fund is based on average daily net assets, and is calculated at annual rates of 1.25%, 1.10% and 1.00% respectively, for the first $200 million in net assets, the next $200 million in net assets, and those net assets in excess of $400 million. International Fund's management fee is based on average month-end net assets and is calculated at annual rates of 1.00%, 0.85%, 0.75%, and 0.70% respectively, for the first $100 million in net assets, the next $100 million in net assets, the next $100 million in net assets and those net assets in excess of $300 million in net assets.

Each Fund also pays an annual fee to Advisers for acting as the Funds' dividend-disbursing, administrative, and accounting services agent. The fee is computed monthly on the average daily net assets for Developing Countries Fund, and average month-end net assets for International Fund, at an annual rate of .30%.

                         Notes to financial Statements
                         -----------------------------
             IAI Developing Countries Fund, IAI International Fund

                               January 31, 1996


[3]   Fees and Expenses (cont.)

The Funds have adopted a plan of distribution with IAI Securities, Inc. (Distributor), the Funds' distributor. Under the Plan, the Funds pay Distributor a monthly fee to cover expense incurred in the distribution and promotion of the Funds' shares. The fee is computed monthly based on average daily net assets for Developing Countries Fund and average month-end net assets for International Fund at an annual rate of .25%.

In addition to the advisory, distribution, and the dividend-disbursing, administrative, and accounting services fees, the Funds are responsible for paying their operating expenses, including costs incurred in the purchase and sale of assets. Advisers and Distributor have contractually agreed to reimburse International Fund to the extent total expenses, excluding costs incurred in the purchase and sale of assets, exceed, on an annual basis, 2.00% of average month-end net assets. Advisers and Distributor are also currently voluntarily waiving fees and expenses for Developing Countries Fund in excess of 2.00% of average daily net assets.

As a result of earnings on cash balances on account with the custodian, Developing Countries and International Funds' custodian fees were reduced by $5,460 and $4,035, respectively, for the period ended January 31, 1996, and are included in "expenses paid indirectly" on the statements of operations.

[4]   Capital Stock

The Funds each have authorized 10 billion shares of $.01 par value stock. Transactions in shares of capital stock during the periods indicated were as follows:


                                               IAI Developing                        IAI International
                                               Countries Fund                               Fund
-------------------------------------------------------------------------------------------------------------------
                                        Period from February 10, 1995     Year ended      Period from April 1, 1994
                                            to January 31, 1996        January 31, 1996      to January 31, 1995
-------------------------------------------------------------------------------------------------------------------

Sold                                              1,042,319                 9,473,961             7,523,392
Issued for reinvested distributions                  12,731                   960,998               734,433
Redeemed                                           (358,208)              (10,290,719)           (6,963,029)
                                        ---------------------------------------------------------------------------
Increase in shares outstanding                      696,842                   144,240             1,294,796
                                        ===========================================================================

                         Notes to financial Statements
                         -----------------------------
              IAI Developing Countries Fund, IAI International Fund

                                January 31, 1996



[5]   Purchases and Sales of Securities

For the period ended January 31, 1996, purchases of securities and sales proceeds, other than investments in short-term securities, for each Fund were as follows:

--------------------------------------------------------------------------------
                                   Purchases                Sales
--------------------------------------------------------------------------------
  IAI Developing Countries Fund   $ 7,159,459            $ 1,291,685
  IAI International Fund          $54,257,086            $63,732,054

[6]  Foreign Currency Commitments

At January 31, 1996, the International Fund had entered into foreign currency exchange contracts. The unrealized appreciation and/or depreciation on those contracts at January 31, 1996 is included in unrealized appreciation or depreciation on other assets and liabilities denominated in foreign currency. The terms of the open contract are as follows:


---------------------------------------------------------------------------------------------------------
 Exchange                                                                   Unrealized        Unrealized
   Date     Currency to be Delivered       Currency to be Received         Appreciation      Depreciation
---------------------------------------------------------------------------------------------------------
02/05/96       261,381 U.S. Dollars           350,048 Australian Dollars     $     --           $  665
02/05/96       693,273 U.S. Dollars           457,003 British Pounds               --            2,742
02/06/96       173,702 U.S. Dollars           114,353 British Pounds               --              914
02/07/96       363,092 U.S. Dollars           540,155 New Zealand Dollars         270               --
04/11/96    14,029,400 French Franc         2,800,000 U.S. Dollars             49,245               --
04/11/96    11,314,620 French Franc         2,300,000 U.S. Dollars             81,534               --
04/18/96   977,929,000 Japanese Yen         9,400,000 U.S. Dollars            157,059               --
---------------------------------------------------------------------------------------------------------
                                                                             $288,108           $4,321
=========================================================================================================

                          Independent Auditors' Report
                          ----------------------------
              IAI Developing Countries Fund, IAI International Fund

The Board of Directors and Shareholders
IAI Investment Funds III, Inc.:

We have audited the accompanying statements of assets and liabilities, including the fund portfolios of IAI Developing Countries Fund and IAI International Fund (separate portfolios within IAI Investment Funds III, Inc.) as of January 31, 1996, and the related statements of operations for the period from February 10, 1995 (commencement of operations) to January 31, 1996 (IAI Developing Countries
Fund) and the year ended January 31, 1996 (IAI International Fund), the statements of changes in net assets for the period from February 10, 1995 to January 31, 1996 (IAI Developing Countries Fund only), the year ended January 31, 1996 and the period from April 1, 1994 to January 31, 1995 (IAI International Fund only), and the financial highlights for the periods presented on pages 20 and 21 of the annual report. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI Developing Countries Fund and IAI International Fund at January 31, 1996, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
March 8, 1996

                            Federal tax Information
                            -----------------------
             IAI Developing Countries Fund, IAI International Fund

We are required by federal tax regulations to provide shareholders with certain information regarding dividend distributions paid during our fiscal year. The figures provided are for information purposes only and should not be used for reporting to federal or state revenue agencies. You will receive all necessary tax information on Form 1099-DIV, Dividends and Distributions, in January of each year.

(A) includes distribution of short-term capital gains, if any, which are taxable as ordinary income.

IAI Developing Countries Fund



----------------------------------------------------
 Payable Date              Ordinary
                          Income (A)
----------------------------------------------------
 December 1995              $.2691

IAI International Fund

----------------------------------------------------
 Payable Date              Ordinary      Long-Term
                          Income (A)    Capital Gain
----------------------------------------------------
 June 1995                  $.1695         $.1821
 December 1995               .5044          .3223
====================================================
                            $.6739         $.5044


                            Federal Tax Information
                            -----------------------
                            IAI International Fund



IAI International Fund

The Fund has elected to pass through the credit for taxes paid in foreign countries for the calendar year December 31, 1995. In accordance with current tax laws, the Foreign Tax and Foreign Income per share is as follows:

                   Special 1995 Tax Information (unaudited)

==============================================================================
Country                             Foreign Tax             Foreign Income
                                      Factor                    Factor
==============================================================================
Australia                              .017                      .023
Belgium                                .037                      .072
Chile                                  .005                      .002
France                                 .118                      .103
Germany                                .054                      .066
Hong Hong                              .000                      .023
Japan                                  .125                      .109
Malaysia                               .000                      .030
Mexico                                 .000                      .012
Netherlands                            .046                      .040
New Zealand                            .040                      .034
Spain                                  .181                      .158
United Kingdom                         .377                      .328

The portion of foreign taxes allocated to your account is indicated on Form 1099-DIV.

The factor used to determine the total 1995 foreign income is 7.64973.

                            IAI Mutual Fund Family
                            ----------------------
             IAI Developing Countries Fund, IAI International Fund

To diversify your portfolio, please consider all of the mutual funds in our fund family
====================================================================================================================================
                                                       Secondary
IAI Fund                       Primary Objective       Objective               Portfolio Composition
 ....................................................................................................................................

IAI Developing                 Capital Appreciation    --                      Equity securities of companies in
Countries Fund                                                                 developing countries

------------------------------------------------------------------------------------------------------------------------------------

IAI International Fund         Capital Appreciation    Income                  Equity securities of non-U.S. companies

------------------------------------------------------------------------------------------------------------------------------------

IAI Emerging Growth Fund       Capital Appreciation    --                      Common stocks of small to medium-sized
 (closed to new investors                                                      emerging growth companies
 as of 2/1/96)

------------------------------------------------------------------------------------------------------------------------------------

IAI Capital Appreciation Fund  Capital Appreciation    --                      Common stocks of medium-sized growth companies

------------------------------------------------------------------------------------------------------------------------------------

IAI Midcap Growth Fund         Capital Appreciation    --                      Common stocks of medium-sized growth companies

------------------------------------------------------------------------------------------------------------------------------------

IAI Regional Fund              Capital Appreciation    --                      Common stocks of Upper Midwest companies

------------------------------------------------------------------------------------------------------------------------------------

IAI Growth Fund                Capital Appreciation    --                      Common stocks with potential for above-average
                                                                               growth and appreciation

------------------------------------------------------------------------------------------------------------------------------------

IAI Value Fund                 Capital Appreciation    --                      Common stocks which are considered to
                                                                               be undervalued

------------------------------------------------------------------------------------------------------------------------------------

IAI Growth & Income Fund       Capital Appreciation    Income                  Common stocks with potential for long-term
                                                                               appreciation, and common stocks that are expected
                                                                               to produce income

------------------------------------------------------------------------------------------------------------------------------------

IAI Balanced Fund              Total Return            Income                  Common stocks, investment grade bonds and
                               [Capital Appreciation + Income]                 short-term instruments

------------------------------------------------------------------------------------------------------------------------------------

IAI Bond Fund                  Income                  Capital Preservation    Investment grade bonds

------------------------------------------------------------------------------------------------------------------------------------

IAI Minnesota Tax Free Fund    Tax-free Income         Capital Preservation    Investment grade municipal bonds
                               [Exempt from Federal Income Taxes]

------------------------------------------------------------------------------------------------------------------------------------

IAI Government Fund            Income                  Capital Preservation    U.S. Government securities

------------------------------------------------------------------------------------------------------------------------------------

IAI Reserve Fund               Stability/Liquidity     Income                  The portfolio has a maximum average maturity of 25
                                                                               months, investing primarily in investment grade bonds

------------------------------------------------------------------------------------------------------------------------------------

IAI Money Market Fund          Stability/Liquidity     Income                  The portfolio's average dollar-weighted maturity is
                                                                               less than 90 days, investing in high quality, money
                                                                               market securities

------------------------------------------------------------------------------------------------------------------------------------

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











                     (This page intentionally left blank)

                                  DISTRIBUTOR

                             IAI SECURITIES, INC.


                              INVESTMENT ADVISER
                                  AND MANAGER

                           INVESTMENT ADVISERS, INC.

                                 P.O. Box 357

                        Minneapolis, MN 55440-0357 USA

                                 800.945.3863

                                 612.376.2700


                                   CUSTODIAN

                         Norwest Bank Minnesota, N.A.

                              Sixth and Marquette

                             Minneapolis, MN 55479


                                 LEGAL COUNSEL

                           Dorsey & Whitney P.L.L.P.

                            220 South Sixth Street

                             Minneapolis, MN 55402


                             INDEPENDENT AUDITORS

                             KPMG Peat Marwick LLP

                              4200 Norwest Center

                             Minneapolis, MN 55402


                                   DIRECTORS

                                Madeline Betsch

                              W. William Hodgson

                                George R. Long

                                 Noel P. Rahn

                             Richard E. Struthers

                               J. Peter Thompson

                              Charles H. Withers

                                    [LOGO]

                                 Mutual Funds

  3700 First Bank Place, P.O. Box 357, Minneapolis, Minnesota 55440-0357 USA
                               fax 612.376.2737

                                 800.945.3863
                                 612.376.2700